Transactions with Parties-in-Interest	12 Months Ended
Dec. 31, 2025
The Lincoln Electric Company Employee Savings Plan
Transactions with Parties-in-Interest
Transactions with Parties-in-Interest

Note 4 — Transactions with Parties-in-Interest

At December 31, 2025, the Plan held 702,603 common shares of Lincoln Electric Holdings, Inc. with a fair value of $168,399,752. For the year ended December 31, 2025, transactions involving common shares of Lincoln Electric Holdings, Inc. included purchases and sales of approximately $4,561,835 and $18,835,967, respectively, and the Plan received dividends of $2,152,533. At December 31, 2024, the Plan held 792,127 common shares of Lincoln Electric Holdings, Inc. with a fair value of $148,524,969.

Party-in-interest transactions also include the investment in the proprietary funds of the Trustee and the payment of administrative expenses by the Company. Such transactions are exempt from being prohibited transactions under ERISA.